EQ PREMIER VIP TRUST

Supplement dated October 24, 2023 to the Summary Prospectus, Prospectus and Statement of Additional Information dated May 1, 2023, as supplemented

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2023, as supplemented, of EQ Premier VIP Trust (“VIP Trust”). You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and SAI and retain it for future reference. You may view, print, and download these documents at the VIP Trust’s website at www.equitable-funds.com.

The purpose of this Supplement is to provide you with updated information regarding the reorganization of each of the series (each, a “Portfolio”) of the VIP Trust into a substantially identical, newly-created Portfolio of EQ Advisors Trust (“EQ Trust”).

At a Joint Special Meeting of Shareholders held on October 23, 2023, the shareholders of each Portfolio of the VIP Trust listed in the table below under the heading “VIP Trust Acquired Portfolio” approved a form of Agreement and Plan of Reorganization and Termination, which provides for the reorganization of each Acquired Portfolio into the substantially identical, newly-created Portfolio of the EQ Trust listed opposite its name under the heading “EQ Trust Acquiring Portfolio” (each, a “Reorganization,” and collectively, the “Reorganizations”), as follows:

VIP Trust Acquired Portfolio	EQ Trust Acquiring Portfolio
EQ/Core Plus Bond Portfolio	EQ/Core Plus Bond Portfolio
EQ/Conservative Allocation Portfolio	EQ/Conservative Allocation Portfolio
EQ/Conservative-Plus Allocation Portfolio	EQ/Conservative-Plus Allocation Portfolio
EQ/Moderate Allocation Portfolio	EQ/Moderate Allocation Portfolio
EQ/Moderate-Plus Allocation Portfolio	EQ/Moderate-Plus Allocation Portfolio
EQ/Aggressive Allocation Portfolio	EQ/Aggressive Allocation Portfolio
Target 2015 Allocation Portfolio	Target 2015 Allocation Portfolio
Target 2025 Allocation Portfolio	Target 2025 Allocation Portfolio
Target 2035 Allocation Portfolio	Target 2035 Allocation Portfolio
Target 2045 Allocation Portfolio	Target 2045 Allocation Portfolio
Target 2055 Allocation Portfolio	Target 2055 Allocation Portfolio

The Reorganizations are expected to be consummated on November 12, 2023 (the “Closing Date”). As a result of each Reorganization, shareholders of each Acquired Portfolio will become shareholders of the corresponding Acquiring Portfolio and receive shares of the corresponding Acquiring Portfolio with a total net asset value equal to that of their shares of the Acquired Portfolio on the Closing Date. After the Closing Date, each Acquired Portfolio will be terminated and the VIP Trust will be dissolved.